                         EXHIBIT INDEX

American Century World Mutual Funds, Inc.

Exhibit    Description of Document
Number

EX-99.a1   Articles of Incorporation of Twentieth Century World Investors, Inc.,
           dated  December  27,  1990  (filed as an  exhibit  to  Post-Effective
           Amendment  No. 6 to the  Registration  Statement  on Form N-1A of the
           Registrant,   File  No.  33-39242,   filed  on  March  29,  1996  and
           incorporated herein by reference).

EX-99.a2   Articles of Amendment of Twentieth  Century  World  Investors,  Inc.,
           dated  August  10,  1993  (filed  as  an  exhibit  to  Post-Effective
           Amendment  No. 9 to the  Registration  Statement  on Form N-1A of the
           Registrant,   File  No.  33-39242,   filed  on  March  30,  1998  and
           incorporated herein by reference).

EX-99.a3   Articles  Supplementary of Twentieth  Century World Investors,  Inc.,
           dated  November  8,  1993  (filed  as an  exhibit  to  Post-Effective
           Amendment  No. 6 to the  Registration  Statement  on Form N-1A of the
           Registrant,   File  No.  33-39242,   filed  on  March  29,  1996  and
           incorporated herein by reference).

EX-99.a4   Articles  Supplementary of Twentieth  Century World Investors,  Inc.,
           dated April 24, 1995 (filed as an exhibit to Post-Effective Amendment
           No. 6 to the  Registration  Statement on Form N-1A of the Registrant,
           File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a5   Articles  Supplementary of Twentieth  Century World Investors,  Inc.,
           dated March 11, 1996 (filed as an exhibit to Post-Effective Amendment
           No. 7 to the  Registration  Statement on Form N-1A of the Registrant,
           File No. 33-39242,  filed on June 13, 1996 and incorporated herein by reference).

Ex-99.a6   Articles  Supplementary of Twentieth  Century World Investors,  Inc.,
           dated  September  9, 1996  (filed  as an  exhibit  to  Post-Effective
           Amendment  No. 9 to the  Registration  Statement  on Form N-1A of the
           Registrant,   File  No.  33-39242,   filed  on  March  30,  1998  and
           incorporated herein by reference).

EX-99.a7   Articles of Amendment of Twentieth  Century  World  Investors,  Inc.,
           dated  December  2,  1996  (filed  as an  exhibit  to  Post-Effective
           Amendment  No. 8 to the  Registration  Statement  on Form N-1A of the
           Registrant,   File  No.  33-39242,   filed  on  March  31,  1997  and
           incorporated herein by reference).

EX-99.a8   Articles  Supplementary of American Century World Mutual Funds, Inc.,
           dated  December  2,  1996  (filed  as an  exhibit  to  Post-Effective
           Amendment  No. 8 to the  Registration  Statement  on Form N-1A of the
           Registrant,   File  No.  33-39242,   filed  on  March  31,  1997  and
           incorporated herein by reference).

EX-99.a9   Articles  Supplementary of American Century World Mutual Funds, Inc.,
           dated  November  13,  1998  (filed as an  exhibit  to  Post-Effective
           Amendment  No. 12 to the  Registration  Statement on Form N-1A of the
           Registrant,  File  No.  33-39242,  filed  on  November  13,  1998 and incorporated herein by reference).

EX-99.a10  Articles  Supplementary of American Century World Mutual Funds, Inc.,
           dated  February  16,  1999  (filed as an  exhibit  to  Post-Effective
           Amendment  No. 15 to the  Registration  Statement on Form N-1A of the
           Registrant,   File  No.  33-39242,   filed  on  March  31,  1999  and
           incorporated herein by reference).

EX-99.a11  Articles  Supplementary of American Century World Mutual Funds, Inc.,
           dated May 22, 2000 (filed as an exhibit to  Post-Effective  Amendment
           No. 19 to the Registration  Statement on Form N-1A of the Registrant,
           File No. 33-39242,  filed on May 24, 2000 and incorporated  herein by reference).

EX-99.a12  Articles  Supplementary of American Century World Mutual Funds, Inc.,
           dated  October  18,  2000  (filed as  Exhibit  a12 to  Post-Effective
           Amendment  No. 25 to the  Registration  Statement on Form N-1A of the
           Registrant,   File  No.  33-39242,  filed  on  March  28,  2002,  and
           incorporated herein by reference).

EX-99.a13  Articles  Supplementary of American Century World Mutual Funds, Inc.,
           dated March 5, 2001 (filed as Exhibit a13 to Post-Effective Amendment
           No. 24 to the Registration  Statement on Form N-1A of the Registrant,
           File No. 33-39242,  filed on April 19, 2001, and incorporated  herein by reference).

EX-99.a14  Articles  Supplementary of American Century World Mutual Funds, Inc.,
           dated May 21, 2001 (filed as Exhibit a14 to Post-Effective  Amendment
           No. 25 to the Registration  Statement on Form N-1A of the Registrant,
           File No. 33-39242,  filed on March 28, 2002, and incorporated  herein by reference).

EX-99.a15  Articles  Supplementary of American Century World Mutual Funds, Inc.,
           dated June 14, 2002 (filed as Exhibit a15 to Post-Effective Amendment
           No. 27 to the Registration  Statement on Form N-1A of the Registrant,
           File No. 33-39242, filed on October 10, 2002, and incorporated herein by reference).

EX-99.b1   By-Laws of Twentieth Century World Investors,  Inc. (filed as Exhibit
           b1 to Post-Effective Amendment No. 6 to the Registration Statement on
           Form N-1A of the Registrant,  File No.  33-39242,  filed on March 29,
           1996, and incorporated herein by reference).

Ex-99.b2   Amendment  to the By-Laws of American  Century  Mutual  Funds,  Inc.,
           American  Century Capital  Portfolios,  Inc.,  American Century World
           Mutual Funds, Inc. and American Century Strategic Asset  Allocations,
           Inc. (filed as Exhibit b2b to  Post-Effective  Amendment No. 9 to the
           Registration  Statement  on Form  N-1A of  American  Century  Capital
           Portfolios,  Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1   Management  Agreement  between  American  Century World Mutual Funds,
           Inc. and American Century Investment  Management,  Inc., dated August
           1, 1997 (filed as an exhibit to  Post-Effective  Amendment  No. 12 to the Registration  Statement on Form N-1A of the Registrant,  File No.
           33-39242,  filed on November 13,  1998,  and  incorporated  herein by reference).

EX-99.d2   Addendum to the Management  Agreement  between American Century World
           Mutual Funds, Inc. and American Century Investment Management,  Inc.,
           dated  December  1,  1998  (filed  as an  exhibit  to  Post-Effective
           Amendment  No. 15 to the  Registration  Statement on Form N-1A of the
           Registrant,   File  No.  33-39242,  filed  on  March  31,  1999,  and
           incorporated herein by reference).

EX-99.d3   Addendum to the Management  Agreement  between American Century World
           Mutual Funds, Inc. and American Century Investment Management,  Inc.,
           dated as of June 1,  2000  (filed  as an  exhibit  to  Post-Effective
           Amendment  No. 19 to the  Registration  Statement on Form N-1A of the
           Registrant,   File  No.   33-39242,   filed  on  May  24,  2000,  and
           incorporated herein by reference).

EX-99.d4   Addendum to the Management  Agreement  between American Century World
           Mutual Funds, Inc. and American Century Investment Management,  Inc.,
           dated May 1, 2001  (filed as Exhibit d4 to  Post-Effective  Amendment
           No. 24 to the Registration  Statement on Form N-1A of the Registrant,
           File No. 33-39242,  filed on April 19, 2001, and incorporated  herein by reference).

EX-99.d5   Addendum to the Management  Agreement  between American Century World
           Mutual Funds, Inc. and American Century Investment Management,  Inc.,
           dated  September  3, 2002  (filed  as  Exhibit  d5 to  Post-Effective
           Amendment  No. 27 to the  Registration  Statement on Form N-1A of the
           Registrant,  File  No.  33-39242,  filed on  October  10,  2002,  and incorporated herein by reference).

EX-99.e1   Amended and Restated Distribution  Agreement between American Century
           California  Tax-Free and Municipal  Funds,  American  Century Capital
           Portfolios,  Inc., American Century Government Income Trust, American
           Century  International Bond Funds, American Century Investment Trust,
           American  Century  Municipal  Trust,  American  Century Mutual Funds,
           Inc., American Century  Quantitative  Equity Funds,  American Century
           Strategic Asset Allocations, Inc., American Century Target Maturities
           Trust,  American Century Variable Portfolios,  Inc., American Century
           Variable  Portfolios II, Inc.,  American  Century World Mutual Funds,
           Inc. and American Century Investment Services,  Inc., dated September
           3, 2002 (filed as Exhibit e1 to  Post-Effective  Amendment  No. 35 to the Registration Statement on Form N-1A of American Century Municipal
           Trust,   File  No.   2-91229,   filed  on  September  30,  2002,  and
           incorporated herein by reference).

EX-99.e2   Amendment  No. 1 to the Amended and Restated  Distribution  Agreement
           between  American  Century  California  Tax-Free and Municipal Funds,
           American   Century  Capital   Portfolios,   Inc.,   American  Century
           Government Income Trust,  American Century  International Bond Funds,
           American Century Investment Trust,  American Century Municipal Trust,
           American Century Mutual Funds,  Inc.,  American Century  Quantitative
           Equity Funds,  American Century  Strategic Asset  Allocations,  Inc.,
           American Century Target Maturities  Trust,  American Century Variable
           Portfolios,  Inc.,  American  Century  Variable  Portfolios II, Inc.,
           American  Century  World Mutual  Funds,  Inc.  and  American  Century
           Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit
           e2 to Post-Effective Amendment No. 4 to the Registration Statement on
           Form N-1A of American Century  Variable  Portfolios II, Inc. File No.
           333-46922,  filed on December 20, 2002,  and  incorporated  herein by reference).

EX-99.g1   Master Agreement by and between Twentieth Century Services,  Inc. and
           Commerce Bank, N. A., dated January 22, 1997 (filed as Exhibit b8e to
           Post-Effective Amendment No. 76 to the Registration Statement on Form
           N-1A of American Century Mutual Funds, Inc., File No. 2-14213,  filed on February 28, 1997 and incorporated herein by reference).

EX-99.g2   Global Custody Agreement between American Century Investments and The
           Chase  Manhattan  Bank,  dated August 9, 1996 (filed as Exhibit b8 to
           Post-Effective Amendment No. 31 to the Registration Statement on Form
           N-1A of American Century  Government  Income Trust, File No. 2-99222,
           filed on February 7, 1997 and incorporated herein by reference).

EX-99.g3   Amendment to the Global Custody  Agreement  between  American Century
           Investments  and The Chase  Manhattan  Bank,  dated  December 9, 2000
           (filed  as  Exhibit  g2  to  Pre-Effective  Amendment  No.  2 to  the
           Registration  Statement  on Form N-1A of  American  Century  Variable
           Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.g4   Supplemental  Agreement by and between American Century International
           Discovery Fund,  American  Century Emerging Markets Fund and American
           Century Global Growth Fund and The Chase Manhattan  Bank,  dated July
           30, 1999 (filed as a part of  Post-Effective  Amendment No. 16 to the
           Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
           33-39242, filed March 10, 2000 and incorporated herein by reference.)

EX-99.g5   Supplemental  Agreement  by and between  American  Century  Strategic
           Allocation  Aggressive Fund,  American Century  Strategic  Allocation
           Moderate Fund,  American Century Global Growth Fund, American Century
           International  Growth  Fund  and  The  Chase  Manhattan  Bank,  dated
           February 1, 2000 (filed as Exhibit h4 to Post-Effective Amendment No.
           23 to the Registration Statement on Form N-1A of the Registrant, File
           No.  33-39242,  filed on March 14,  2001 and  incorporated  herein by reference).

EX-99.h1   Transfer  Agency  Agreement by and between  Twentieth  Century  World
           Investors,  Inc. and Twentieth  Century  Services,  Inc., dated as of
           March 1, 1991 (filed as a part of  Post-Effective  Amendment No. 6 to the Registration  Statement on Form N-1A of the Registrant,  File No.
           33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.h2   Credit  Agreement  between  American Century Funds and JPMorgan Chase
           Bank, as Administrative  Agent,  dated as of December 17, 2002 (filed as Exhibit h8 to  Post-Effective  Amendment No. 4 to the Registration
           Statement on Form N-1A of American  Century  Variable  Portfolios II,
           Inc., File No. 333-46922, filed on December 20, 2002 and incorporated herein by reference).

EX-99.i    Opinion and Consent of Counsel (filed as Exhibit i to  Post-Effective
           Amendment  No. 20 to the  Registration  Statement on Form N-1A of the
           Registrant,  File  No.  33-39242,  filed  on  December  1,  2000  and incorporated herein by reference).

EX-99.j1   Consent of Deloitte & Touche LLP, independent accountants.

EX-99.j2   Power of  Attorney,  dated  November 15, 2002 (filed as Exhibit j2 to
           Post-Effective Amendment No. 99 to the Registration Statement on Form
           N-1A of American Century Mutual Funds, Inc., File No. 2-14213,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.j3   Secretary's Certificate, dated November 25, 2002 (filed as Exhibit j3 to Post-Effective  Amendment No. 99 to the Registration  Statement on
           Form N-1A of American  Century Mutual Funds,  Inc., File No. 2-14213,
           filed on December 17, 2002, and incorporated herein by reference).

EX-99.m1   Master  Distribution  and  Shareholder  Services  Plan  of  Twentieth
           Century Capital Portfolios,  Inc., Twentieth Century Investors, Inc.,
           Twentieth  Century  Strategic Asset  Allocations,  Inc. and Twentieth
           Century World Investors,  Inc.  (Advisor  Class),  dated September 3,
           1996 (filed as Exhibit b15a to Post-Effective  Amendment No. 9 to the
           Registration  Statement  on Form  N-1A of  American  Century  Capital
           Portfolios,  Inc., File No. 33-64872,  filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2   Amendment No. 1 to the Master  Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated  June  13,  1997  (filed  as  Exhibit  b15b  to  Post-Effective
           Amendment  No.  77 to the  Registration  Statement  on  Form  N-1A of
           American Century Mutual Funds, Inc., File No. 2-14213,  filed on July
           17, 1997 and incorporated herein by reference).

EX-99.m3   Amendment No. 2 to the Master  Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated  September  30, 1997 (filed as Exhibit  b15c to  Post-Effective
           Amendment  No.  78 to the  Registration  Statement  on  Form  N-1A of
           American  Century  Mutual Funds,  Inc.,  File No.  2-14213,  filed on
           February 26, 1998 and incorporated herein by reference).

EX-99.m4   Amendment No. 3 to the Master  Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated  June  30,  1998  (filed  as  Exhibit  b15e  to  Post-Effective
           Amendment  No.  11 to the  Registration  Statement  on  Form  N-1A of
           American Century Capital Portfolios,  Inc., File No. 33-64872,  filed on June 26, 1998 and incorporated herein by reference).

EX-99.m5   Amendment No. 4 to the Master  Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated  November  13,  1998 (filed as Exhibit  b15e to  Post-Effective
           Amendment  No. 12 to the  Registration  Statement on Form N-1A of the
           Registrant,  File  No.  33-39242,  filed  on  November  13,  1998 and incorporated herein by reference).

EX-99.m6   Amendment No. 5 to the Master  Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated  February  16,  1999  (filed as  Exhibit  m6 to  Post-Effective
           Amendment  No.  83 to the  Registration  Statement  on  Form  N-1A of
           American  Century  Mutual Funds,  Inc.,  File No.  2-14213,  filed on
           February 26, 1999 and incorporated herein by reference).

EX-99.m7   Amendment No. 6 to the Master  Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated July 30, 1999 (filed as Exhibit m7 to Post-Effective  Amendment
           No. 16 to the Registration Statement on Form N-1A of American Century
           Capital Portfolios,  Inc., File No. 33-64872,  filed on July 29, 1999 and incorporated herein by reference).

EX-99.m8   Amendment No. 7 to the Master  Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated  November  19,  1999  (filed as  Exhibit  m8 to  Post-Effective
           Amendment  No.  87 to the  Registration  Statement  on  Form  N-1A of
           American  Century  Mutual Funds,  Inc.,  File No.  2-14213,  filed on
           November 29, 1999 and incorporated herein by reference).

EX-99.m9   Amendment No. 8 to the Master  Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated June 1, 2000 (filed as Exhibit m9 to  Post-Effective  Amendment
           No. 19 to the Registration  Statement on Form N-1A of the Registrant,
           File No. 33-39242,  filed on May 24, 2000 and incorporated  herein by reference).

EX-99.m10  Amendment No. 9 to the Master  Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated  April  30,  2001  (filed  as  Exhibit  m10  to  Post-Effective
           Amendment  No. 24 to the  Registration  Statement on Form N-1A of the
           Registrant,   File  No.  33-39242,   filed  on  April  19,  2001  and
           incorporated herein by reference).

EX-99.m11  Amendment No. 10 to the Master Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated  December  3, 2001  (filed  as  Exhibit  m11 to  Post-Effective
           Amendment  No.  94 to the  Registration  Statement  on  Form  N-1A of
           American  Century  Mutual Funds,  Inc.,  File No.  2-14213,  filed on
           December 13, 2001 and incorporated herein by reference).

EX-99.m12  Amendment No. 11 to the Master Distribution and Shareholder  Services
           Plan of American Century Capital  Portfolios,  Inc., American Century
           Mutual Funds,  Inc.,  American Century  Strategic Asset  Allocations,
           Inc. and American Century World Mutual Funds,  Inc.  (Advisor Class),
           dated  September  3, 2002  (filed as  Exhibit  m12 to  Post-Effective
           Amendment  No. 26 to the  Registration  Statement on Form N-1A of the
           Registrant,  File  No.  33-39242,  filed  on  October  1,  2002,  and incorporated herein by reference).

EX-99.m13  Master  Distribution  and  Individual  Shareholder  Services  Plan of
           American Century Capital  Portfolios,  Inc.,  American Century Mutual
           Funds, Inc.,  American Century Strategic Asset Allocations,  Inc. and
           American  Century World Mutual  Funds,  Inc. (C Class) dated March 1,
           2001 (filed as Exhibit m11 to Post-Effective  Amendment No. 24 to the
           Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
           33-39242,  filed  on April  19,  2001,  and  incorporated  herein  by reference).

EX-99.m14  Amendment No. 1 to the Master Distribution and Individual Shareholder
           Services Plan of American Century Capital Portfolios,  Inc., American
           Century  Mutual  Funds,   Inc.,   American  Century  Strategic  Asset
           Allocations,  Inc. and American  Century World Mutual Funds,  Inc. (C
           Class),  dated April 30, 2001 (filed as Exhibit m12 to Post-Effective
           Amendment  No. 24 to the  Registration  Statement on Form N-1A of the
           Registrant,   File  No.  33-39242,  filed  on  April  19,  2001,  and
           incorporated herein by reference).

EX-99.m15  Amendment No. 2 to the Master Distribution and Individual Shareholder
           Services Plan of American Century Capital Portfolios,  Inc., American
           Century  Mutual  Funds,   Inc.,   American  Century  Strategic  Asset
           Allocations,  Inc. and American  Century World Mutual Funds,  Inc. (C
           Class),   dated   September   3,  2002   (filed  as  Exhibit  m15  to
           Post-Effective Amendment No. 27 to the Registration Statement on Form
           N-1A of the Registrant, File No. 33-39242, filed on October 10, 2002, and incorporated herein by reference).

EX-99.m16  Master  Distribution  and  Individual  Shareholder  Services  Plan of
           American  Century World Mutual Funds,  Inc.,  American Century Mutual
           Funds,  Inc.,  American Century Capital  Portfolios,  Inc.,  American
           Century  Investment  Trust,  American  Century  Municipal  Trust  and
           American  Century  California  Tax-Free and Municipal Funds (A Class)
           dated  September  3, 2002  (filed  as  Exhibit  m6 to  Post-Effective
           Amendment  No.  34 to the  Registration  Statement  on  Form  N-1A of
           American Century  California  Tax-Free and Municipal Funds,  File No.
           2-82734,  filed on  October  1,  2002,  and  incorporated  herein  by reference).

EX-99.m17  Master  Distribution  and  Individual  Shareholder  Services  Plan of
           American  Century World Mutual Funds,  Inc.,  American Century Mutual
           Funds,  Inc.,  American Century Capital  Portfolios,  Inc.,  American
           Century  Investment  Trust,  American  Century  Municipal  Trust  and
           American  Century  California  Tax-Free and Municipal Funds (B Class)
           dated  September  3, 2002  (filed  as  Exhibit  m7 to  Post-Effective
           Amendment  No.  34 to the  Registration  Statement  on  Form  N-1A of
           American Century  California  Tax-Free and Municipal Funds,  File No.
           2-82734,  filed on  October  1,  2002,  and  incorporated  herein  by reference).

EX-99.m18  Shareholder  Services Plan of Twentieth  Century Capital  Portfolios,
           Inc., Twentieth Century Investors,  Inc., Twentieth Century Strategic
           Asset Allocations,  Inc. and Twentieth Century World Investors,  Inc.
           (Service  Class),  dated  September 3, 1996 (filed as Exhibit b15b to
           Post-Effective  Amendment No. 9 to the Registration Statement on Form
           N-1A of American Century Capital Portfolios, Inc., File No. 33-64872,
           filed February 17, 1998 and incorporated herein by reference).

EX-99.n    Amended and Restated  Multiple Class Plan of American Century Capital
           Portfolios,  Inc.,  American  Century  Mutual Funds,  Inc.,  American
           Century  Strategic Asset  Allocations,  Inc.,  American Century World
           Mutual  Funds,  Inc.,   American  Century  California   Tax-Free  and
           Municipal Funds,  American Century Government Income Trust,  American
           Century Investment Trust,  American Century International Bond Funds,
           American  Century  Municipal  Trust,  American  Century  Quantitative
           Equity Funds and American  Century  Target  Maturities  Trust,  dated
           September 3, 2002 (filed as Exhibit n to Post-Effective Amendment No.
           35 to the  Registration  Statement  on Form N-1A of American  Century
           California  Tax-Free and Municipal Funds, File No. 2-82734,  filed on
           December 17, 2002, and incorporated herein by reference).

EX-99.p    American  Century  Investments  Code of Ethics (filed as Exhibit p to
           Post-Effective Amendment No. 35 to the Registration Statement on Form
           N-1A of American  Century  California  Tax-Free and Municipal  Funds,
           File No. 2-82734,  filed on December 17, 2002 and incorporated herein by reference).